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                                                                  Exhibit 10.4.5

                 AMENDMENT NO. 5 TO THE MANUFACTURING AGREEMENT

This AMENDMENT No. 5, dated as of January 1, 2005 (this "Amendment"), to the Manufacturing Agreement dated as of September 18, 1995, as amended, (the "Manufacturing Agreement"), by and between Merck & Co., Inc. ("MERCK") and Regeneron Pharmaceuticals, Inc. ("REGENERON"). Capitalized terms used in this Amendment but not defined herein shall have the meanings set forth in the Manufacturing Agreement.

WHEREAS, MERCK and REGENERON, have been in discussions regarding certain matters relating to the extension of the term of the Manufacturing Agreement;

WHEREAS, both parties wish to extend the term of the Manufacturing Agreement and make such other changes to the Manufacturing Agreement as are set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following:

      1. Section 1.3 of the Manufacturing Agreement shall be amended by replacing Section 1.3 in its entirety with the following text:

            "1.3 The term "BATCH" shall mean one production run of INTERMEDIATE using a [******] fermenter and related purification equipment with a purification run starting with no less than [***] grams and no more than [**************]."

      2. Section 1.8 of the Manufacturing Agreement shall be amended by replacing Section 1.8 in its entirety with the following text:

            "The term `CONTRACT YEAR' shall mean the period of twelve (12) consecutive calendar months commencing on the 1st day of November, 1999 and ending on the 31st day of October 2000, and each seven consecutive twelve (12) month periods from November 1 through October 31 thereafter, such that the seventh CONTRACT YEAR shall end on October 31, 2006."

      3. Section 4.2 of the Manufacturing Agreement shall be amended by replacing the reference to "[******]" BATCHES of INTERMEDIATE per CONTRACT YEAR therein with a reference to "[********] BATCHES of INTERMEDIATE per CONTRACT YEAR."

      4. Section 5.4 of the Manufacturing Agreement shall be amended by replacing the phrase "Upon the termination of this Agreement," in the first sentence

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            therein with the sentence "Within thirty (30) days after the effective date of the termination of this Agreement, MERCK shall notify REGENERON in writing of its intent to remove any articles or components of the machinery and equipment identified in Schedule E and the parties shall agree on an appropriate schedule for such removal; provided, that, (i) such schedule affords MERCK a reasonable time during normal business hours to remove such articles or components and (ii) such schedule does not unnecessarily interfere with REGENERON's use of the FACILITY."

      5. Section 6.1 of the Manufacturing Agreement shall be amended by replacing the third sentence therein with the following sentence:

            "The SUBSTANCE at REGENERON's FACILITY shall be stored by REGENERON in accordance with the KNOW-HOW."

      6. Section 7.1 of the Manufacturing Agreement shall be amended by adding the following sentence to the end thereof:

            "Notwithstanding anything in this Agreement to the contrary for CONTRACT YEAR 6, CONTRACT YEAR 7 and CONTRACT YEAR 8 (if applicable) only, no quarterly delivery schedule provided by MERCK in any PURCHASE ORDER shall require delivery of more than [******] BATCHES, and, for any full CONTRACT YEAR, the sum of the four quarterly delivery schedules provided by MERCK in the four respective PURCHASE ORDERS for that CONTRACT YEAR shall not require the delivery of more than [******] BATCHES, unless otherwise agreed in writing by the parties."

      7. Section 7.2 of the Manufacturing Agreement shall be amended by replacing paragraph (a) therein in its entirety with the following text:

            "(a) If both the original and revised PURCHASE ORDERS include the delivery of no more than [**] BATCHES per CONTRACT YEAR and no more than [**] BATCHES per CONTRACT QUARTER, REGENERON shall MANUFACTURE INTERMEDIATE for the balance of the CONTRACT YEAR in accordance with the revised PURCHASE ORDER."

      8. Article 8 of the Manufacturing Agreement shall be amended by adding a new Section 8.12 with the following text:

            "8.12 Subsequent to the execution of this Amendment, the parties shall enter into that certain Quality Agreement (the "QUALITY AGREEMENT") within three (3) months of the execution of this Amendment, which shall supplement the terms of this Article 8."

      9. Section 8.3 of the Manufacturing Agreement shall be amended by replacing Section 8.3 in its entirety with the following text:

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            "8.3 REGENERON hereby agrees that MERCK or an AFFILIATE shall have the right to have reasonable access to the FACILITY during normal business hours in order to ascertain compliance by REGENERON with the terms of this Agreement, including but not limited to, inspection of MANUFACTURE of INTERMEDIATE, storage facilities for SUBSTANCE, MATERIALS, and SUPPLIES, all equipment and machinery used in the MANUFACTURING of INTERMEDIATE, and all records relating to such MANUFACTURE, storage facilities, equipment, and machinery. Observations and conclusions of any audit by MERCK or an Affiliate will be discussed with and then issued to REGENERON, and a written response to this audit shall be submitted to MERCK or an AFFILIATE by REGENERON within thirty (30) days after MERCK or an AFFILIATE delivers its audit report to REGENERON. Corrective action shall be agreed upon by MERCK or an AFFILIATE and REGENERON and such corrective action shall be implemented by REGENERON and MERCK within the time period agreed upon by the parties. MERCK shall have the right to request copies of all necessary documents, reports, test results, etc. evidencing completion of any such corrective action.

      10. Section 8.7 of the Manufacturing Agreement shall be amended by replacing Section 8.7 in its entirety with the following text:

            "8.7 Should any BATCH (i) suffer an atypical process event, as such term is described in the KNOW-HOW, (ii) be exposed to conditions which exceed environmental action limits agreed upon by MERCK and REGENERON, or (iii) otherwise fail to meet the quality control specifications, as defined in the KNOW-HOW, MERCK shall be IMMEDIATELY notified of any such circumstances upon REGENERON's discovery thereof. MERCK and REGENERON shall agree in each case on the nature and scope of any investigations to be conducted regarding such occurrence or circumstance and actions to be taken to correct any problem discovered and suitability for use relating to any BATCH involved. The final disposition, RELEASE and use of any BATCH for the generation of PRODUCT shall be at MERCK's sole discretion."

      11. Section 12.3 of the Manufacturing Agreement shall be amended by replacing Section 12.3 in its entirety with the following text:

            "12.3 REGENERON shall deliver the RELEASED INTERMEDIATE, which has been packed in accordance with the KNOW-HOW, to a carrier designated by MERCK so as to allow delivery to [***], at MERCK's cost, in accordance with the mutually agreed upon delivery schedule provided by MERCK unless otherwise agreed to by the parties.

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            The parties agree that the delivery schedule is dependent upon multiple factors including but not limited to the supply of MATERIALS and SUBSTANCE by MERCK to REGENERON, the performance of equipment [***] to the production of INTERMEDIATE and the communication and processing of PROCESS CHANGE REQUESTS and other routine documentation; therefore the parties shall meet on a quarterly basis to review, revise and mutually agree upon the production and delivery schedules.

            For purposes of determining if REGENERON has met its quarterly delivery obligation and the BATCH FEES payable to REGENERON only, REGENERON shall be deemed to have delivered INTERMEDIATE to MERCK as of the date of the receipt of the [***] plus thirty (30) days (the "Deemed Delivery Date")."

      12. Section 13.1.b of the Manufacturing Agreement shall be amended by replacing the last sentence therein with the following sentence:

            "For the purposes of this Agreement, (x) "Prepayment Period" shall mean each period in which MERCK is making a prepayment pursuant to this paragraph (b) and (y) "Resumption Date" shall mean the day after the date in which MERCK has RELEASED and paid REGENERON for [**] consecutive BATCHES of INTERMEDIATE within ninety (90) days of receipt by MERCK of the [***] release package."

      13. Section 13.2 of the Manufacturing Agreement shall be amended by adding a new table in clause (ii) thereof following the existing table, as follows:

"Number of BATCHES                     CONTRACT YEAR 7
------------------                     ---------------
 BATCHES [***]                          [$********]
 BATCHES [*****]                        [$********]

      14. Section 13.3 of the Manufacturing Agreement shall be amended by adding clauses (iv) and (v), as follows:

            (iv) The DIRECT STANDARD COST of any additional [***] run(s) required to be conducted by REGENERON (above the single run set forth in the KNOW-HOW) in order to have at least [*****] of INTERMEDIATE available to MANUFACTURE a BATCH.

            (v)   The cost of REGENERON's FTEs (calculated using the UNIT LABOR
                  COST) and any out-of-pocket costs associated with AGENCY inspections of the FACILITY related to the INTERMEDIATE or its MANUFACTURE, except for costs associated with any "for cause" inspections to the extent and only to the extent arising as a result of an act or omission of REGENERON. REGENERON will invoice MERCK for such FTE costs up to a maximum of [*******] per Inspection Day (as hereinafter defined) or

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                  up to a maximum of [*****] for each such AGENCY inspection.
                  For the avoidance of doubt, the costs referred to in this
                  Section 13.3(v) shall include the FTE and out-of-pocket costs required to prepare for such inspections, to respond to AGENCY observations, and related follow-up activities. As used in this Section 13.3(v), the term "Inspection Day" shall mean any calendar day on which AGENCY inspectors are present at the FACILITY related to the INTERMEDIATE or its MANUFACTURE. If extenuating circumstances arise resulting in a prolonged AGENCY inspection of the FACILITY, the parties shall negotiate in good faith to agree on the funding of such inspection, provided, however, that nothing herein shall obligate MERCK to pay any additional costs of REGENERON relating to any such inspection.

      15. Section 15.1 of the Manufacturing Agreement shall be amended by replacing Section 15.1 in its entirety with the following text:

            "The initial term of this Agreement shall begin on the date first appearing above and shall continue through the termination of the seventh (7th) CONTRACT YEAR as defined herein. MERCK shall have an option to renew this AGREEMENT for one (1) additional CONTRACT YEAR exercisable with written notice to REGENERON twelve (12) months prior to the end of the seventh (7th) CONTRACT YEAR. Such renewal shall be on the same terms and conditions as set forth herein."

      16. Section 16.2 of the Manufacturing Agreement shall be amended by replacing Section 16.2 in its entirety with the following text:

            "MERCK shall have the right to terminate this Agreement at any time on ninety (90) days' notice prior to the date such termination shall be effective. Upon the effective date of such termination by MERCK without cause, MERCK shall pay to REGENERON the sum of [************] as liquidated damages in total satisfaction of all amounts which would otherwise thereafter become due under this Agreement. MERCK's obligation to compensate REGENERON under this Section shall not apply to the natural expiration of this Agreement or to termination of this Agreement pursuant to any other Section hereof. MERCK shall have no right to terminate this Agreement pursuant to this Section if REGENERON has properly notified MERCK under Section 16.1 that MERCK is in breach of a material provision of this Agreement, which breach remains uncured as of the date MERCK seeks to invoke the termination provisions of this Section 16.2."

      17. Schedule A-1 of the Manufacturing Agreement shall be replaced with the revised and updated Schedule A-1 attached hereto.

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      18.   Schedule C shall be amended by replacing the reference to
            "[*****************]" therein with a reference to "[****************]."

      19. Schedule E shall be replaced with the revised and updated Schedule E attached hereto.

      20. Schedule H shall be amended by (i) replacing the reference to "CONTRACT YEARS 5 and 6." in section 1(c) therein with a reference to "CONTRACT YEARS 5 through 7." and (ii) replacing section 2 therein in its entirety with the following text:

            "2.   CALCULATION OF DIRECT STANDARD COST

                  2(a). DIRECT STANDARD COST per BATCH shall equal the sum of
            STANDARD LABOR COST, STANDARD UTILITIES COST, STANDARD SUPPLIES COST and STANDARD WASTE HAULING COST, as those terms are defined in this Section, and shall be agreed to by MERCK and REGENERON at the beginning of each CONTRACT YEAR.

                  2(b). Components of STANDARD LABOR COST are as follows:

                  (i) BASE UNIT LABOR COST shall equal [**************] Dollars ($[*******]) per full time equivalent ("FTE") person.

                  (ii) UNIT LABOR COST in any CONTRACT YEAR shall equal BASE LABOR COST multiplied by the COST ADJUSTMENT FACTOR for that CONTRACT YEAR.

                  2(c). STANDARD LABOR COST shall be calculated as follows:
            REGENERON and MERCK shall agree on the STANDARD LABOR COST at the beginning of each CONTRACT YEAR based on (i) the FTEs required to MANUFACTURE the number of BATCHES in the BATCH ORDER for that CONTRACT YEAR in accordance with the KNOW-HOW, (b) the UNIT LABOR COST for that CONTRACT YEAR, and (c) any adjustment needed for overtime or premium labor.

                  2(d). STANDARD UTILITIES COST shall equal the sum of STANDARD
            ELECTRICITY COST and STANDARD WFI COST.

            (i) STANDARD ELECTRICITY COST in any CONTRACT YEAR shall equal BASE ELECTRICITY USAGE multiplied by UNIT ELECTRICITY COST for that CONTRACT YEAR. BASE ELECTRICITY USAGE per BATCH in kilowatt-hours shall be agreed to

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            by MERCK and REGENERON within thirty (30) days following the end of the CONSISTENCY AND VALIDATION PERIOD based on REGENERON's experience in MANUFACTURING INTERMEDIATE during the CONSISTENCY AND VALIDATION PERIOD. BASE ELECTRICITY USAGE shall be subject to adjustment based on actual electricity usage as measured by electricity meters in subsequent CONTRACT YEARS. UNIT ELECTRICITY COST in any CONTRACT YEAR shall equal $[***] per kilowatt-hour multiplied by the WHOLE LOT LOSS FACTOR multiplied by the COST ADJUSTMENT FACTOR for that CONTRACT YEAR.

            (ii) STANDARD WFI COST in any CONTRACT YEAR shall equal BASE WFI USAGE multiplied by UNIT WFI COST for that CONTARCT YEAR. BASE WFI USAGE per BATCH in gallons shall be agreed to by MERCK and REGENERON within thirty (30) days following the end of the CONSISTENCY AND VALIDATION PERIOD based on REGENERON's experience in MANUFACTURING INTERMEDIATE during the CONSISTENCY AND VALIDATION PERIOD. UNIT WFI COST in any CONTRACT YEAR shall equal [***********] per thousand gallons multiplied by the WHOLE LOT LOSS FACTOR multiplied by the COST ADJUSTMENT FACTOR for that CONTRACT YEAR.

                  2(e). BASE SUPPLIES COST shall be agreed to by MERCK and
            REGENERON within thirty (30) days following the end of the CONSISTENCY AND VALIDATION PERIOD based on REGENERON's experience in MANUFACTURING INTERMEDIATE during the CONSISTENCY AND VALIDATION PERIOD. BASE SUPPLIES COST shall be subject to adjustment based on actual usage of SUPPLIES in subsequent CONTRACT YEARS. STANDARD SUPPLIES COST in any CONTRACT YEAR shall equal BASE SUPPLIES COSTS multiplied by the WHOLE LOT LOSS FACTOR multiplied by the COST ADJUSTMENT FACTOR for that CONTRACT YEAR.

                  2(f). BASE WASTE HAULING COST shall be agreed to by MERCK and
            REGENERON within thirty (30) days following the end of the CONSISTENCY AND VALIDATION PERIOD based on REGENERON's experience in MANUFACTURING INTERMEDIATE during the CONSISTENCY AND VALIDATION PERIOD. BASE WASTE HAULING COST shall be subject to adjustment based on actual waste quantities and associated disposal cost in subsequent CONTRACT YEARS. STANDARD WASTE HAULING COST in any CONTRACT YEAR shall equal BASE WASTE HAULING COST for that CONTRACT YEAR multiplied by the WHOLE LOT LOSS FACTOR.

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                  2(g). BASE LABOR UNITS, BASE ELECTRICITY USAGE, BASE WFI
            USAGE, BASE SUPPLIES COST, BASE WASTE HAULING COST, and the WHOLE LOT LOSS FACTOR shall all be subject to adjustment, without maximum or minimum, at any time that the KNOW-HOW or MANUFACTURING process is changed in response to MERCK's instructions or to comply with AGENCY regulations, guidelines, or directions.

                  2(h). At any time that a revision is made to the PURCHASE
            ORDER pursuant to Section 7.2 of the Agreement:

            (i) If the revision is made pursuant to Section 7.2(a), the DIRECT STANDARD COST per BATCH for the CONTRACT YEAR shall be recalculated based on the revised BATCH ORDER. The revised DIRECT STANDARD COST shall be applied to BATCHES RELEASED thereafter. With respect to BATCHES RELEASED previously, either, as appropriate, MERCK shall PROMPTLY make an additional payment to REGENERON reflecting the increase in DIRECT STANDARD COST or REGENERON shall issue a credit to MERCK to be applied against BATCHES to be RELEASED subsequently.

            (ii) If the revision is made pursuant to Section 7.2(b), REGENERON and MERCK shall agree on the STANDARD LABOR COST and DIRECT STANDARD COST to be applied to BATCHES MANUFACTURED and RELEASED in the balance of the CONTRACT YEAR in accordance with the revised PURCHASE ORDER."

                  2(i). DIRECT STANDARD COST to manufacture an extra [***] run
            (as per Section 13.3 (iv)) shall be calculated analogous to DIRECT STANDARD COST per BATCH, but shall only take into account the incremental FTE cost, UTILITIES COST, SUPPLIES COST, and WASTE HAULING COST required to manufacture such extra [***] run.

      21. In consideration of Regeneron's agreement to extend the term of the Manufacturing Agreement as set forth in this Amendment, Merck hereby agrees to make payments to Regeneron in an amount equal to the EXTENSION PAYMENT on each November 1 and May 1 of the seventh and eighth CONTRACT YEARS. As used above, the term "EXTENSION PAYMENT" shall equal the product of (i) [**********] and (ii) the sum of one plus the percentage increase in the annual CPI from (a) December 31, 1999 to December 31, 2004 for the seventh CONTRACT YEAR or (b) December 31, 1999 to December 31, 2005 for the eighth CONTRACT YEAR if such CONTRACT YEAR is entered into as defined in Section 15.1. It is agreed that the EXTENSION PAYMENTS shall only be made on the dates specified in this Section 20 if the Manufacturing Agreement remains in effect

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            on the date in question, as Merck's obligation to make any such payment ceases with the termination of the Manufacturing Agreement. A breach of this Section 20 shall be deemed a breach of a material provision of the Manufacturing Agreement.

      22. Except as specifically set forth above, all other terms and conditions of the Manufacturing Agreement shall remain unchanged and in full force and effect.

      23. Each and every reference to the Manufacturing Agreement shall hereinafter refer to the Manufacturing Agreement as amended by this Amendment.

      24. This Amendment, together with the Manufacturing Agreement, are the only, entire and complete agreement of the parties relating to the subject matter hereof. All prior discussions, negotiations, and agreements have been and are merged, canceled, and integrated into, and are superseded by, the Manufacturing Agreement, as amended by this Amendment. None of the parties hereto shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to such subject matter other than as expressly provided herein.

      25. The parties acknowledge agreement to the terms of this Amendment by having an authorized representative sign one copy in the space provided below. Each party represents and warrants that the authorized representative has actual power and authority to execute this Amendment on behalf of the respective company, and that this Amendment shall be binding upon the respective company, its successors and assigns.

      26. This Amendment shall be interpreted by and construed according to the substantive laws of the State of New York without reference to any rules of conflict of laws or renvoi.

      27. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same agreement.

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            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

            MERCK & CO., INC.                 REGENERON PHARMACEUTICALS, INC.

            By: /s/ Robert E. Dolan           By: /s/ Murray Goldberg
                ----------------------            ---------------------
               Name: Roberg E. Dolan          Name:  Murray Goldberg
               Title: VP, Vaccine & Sterile   Title: VP, Finance &
               Operations                            Administration and CFO
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                                  SCHEDULE A-1
                               [****************]
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                                   SCHEDULE E
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